UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2016

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2016

Semiannual Report
to Shareholders

Deutsche Emerging Markets Frontier Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

8 Portfolio Summary

11 Investment Portfolio

16 Statement of Assets and Liabilities

18 Statement of Operations

19 Statement of Changes in Net Assets

20 Financial Highlights

24 Notes to Financial Statements

34 Information About Your Fund's Expenses

36 Advisory Agreement Board Considerations and Fee Evaluation

41 Account Management Resources

43 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The risks of investing in emerging-market countries are magnified in frontier market countries and may include the potential for extreme price volatility and illiquidity. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. These risks may be magnified by government ownership or control, trade barriers, exchange controls, protectionist measures, and relatively new and unsettled securities laws. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because these companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), the stocks tend to be less liquid, companies may be newly formed or in the early stages of development, less public information may be available about these companies and they may trade less frequently. Small-company stocks tend to be more volatile than medium-sized or large-company stocks. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary February 29, 2016 (Unaudited)

Class A	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–7.42%	–20.20%	–21.16%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–12.86%	–24.79%	–24.35%
MSCI Frontier Emerging Markets Index†	–7.51%	–20.31%	–21.47%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–18.45%	–21.27%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–23.14%	–24.86%
MSCI Frontier Emerging Markets Index†		–18.30%	–22.10%
Class C	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–7.73%	–20.72%	–21.70%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–8.77%	–20.72%	–21.70%
MSCI Frontier Emerging Markets Index†	–7.51%	–20.31%	–21.47%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–19.14%	–21.86%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–19.14%	–21.86%
MSCI Frontier Emerging Markets Index†		–18.30%	–22.10%
Class S	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
No Sales Charges	–7.15%	–19.96%	–20.93%
MSCI Frontier Emerging Markets Index†	–7.51%	–20.31%	–21.47%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges		–18.32%	–21.10%
MSCI Frontier Emerging Markets Index†		–18.30%	–22.10%
Institutional Class	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
No Sales Charges	–7.27%	–19.96%	–20.93%
MSCI Frontier Emerging Markets Index†	–7.51%	–20.31%	–21.47%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges		–18.21%	–21.02%
MSCI Frontier Emerging Markets Index†		–18.30%	–22.10%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 6.23%, 7.04%, 6.15% and 5.79% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Emerging Markets Frontier Fund — Class A ■ MSCI Frontier Emerging Markets Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on September 23, 2014.

† The MSCI Frontier Emerging Markets Index is a free-float-adjusted market-capitalization index which includes 157 constituents from the following countries: Argentina, Bahrain, Bangladesh, Bulgaria, Colombia, Croatia, Estonia, Egypt, Jordan, Kenya, Kuwait, Kazakhstan, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Peru, Philippines, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia and Vietnam.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
2/29/16	$ 7.11	$ 7.04	$ 7.14	$ 7.14
8/31/15	$ 7.68	$ 7.63	$ 7.69	$ 7.70

Portfolio Management Team

Sean Taylor, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Global Head of Emerging Markets Equities: Hong Kong.

— Joined Deutsche Asset Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

— MBA, Manchester Business School.

Andrew Beal, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Deputy Head of Emerging Market Equities: London.

— Joined Deutsche Asset Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.

— BSc in Economics and Politics, University of Bath.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at February 29, 2016 (38.2% of Net Assets)	Country	Percent
1. Grupo Financiero Galicia SA Financial services holding company	Argentina	5.2%
2. Ayala Land, Inc. Develops and invests in real estate properties	Philippines	4.6%
3. Universal Robina Corp. Manufactures, markets and distributes branded consumer foods	Philippines	4.3%
4. BDO Unibank, Inc. Full-service universal bank	Philippines	4.0%
5. Market Vectors Vietnam ETF Exchange-traded fund focused exclusively on Vietnam	Vietnam	3.8%
6. Credicorp Ltd. Provider of a full range of financial services	Peru	3.5%
7. GT Capital Holdings, Inc. Investment holding company	Philippines	3.3%
8. Hikma Pharmaceuticals PLC Multinational pharmaceutical group	Jordan	3.3%
9. YPF SA Explores for, develops and produces oil and natural gas	Argentina	3.2%
10. BBVA Banco Frances SA Operates as a full-service bank for large corporations, middle market businesses and individuals	Argentina	3.0%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 41 for contact information.

Investment Portfolio as of February 29, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 73.2%
Argentina 11.4%
BBVA Banco Frances SA (ADR)*	3,873	87,220
Grupo Financiero Galicia SA (ADR)	5,185	151,817
YPF SA (ADR)	5,127	92,901
(Cost $285,707)		331,938
Cambodia 1.2%
NagaCorp Ltd. (Cost $46,588)	63,500	34,728
China 1.5%
Alibaba Group Holding Ltd. (ADR)* (Cost $40,036)	632	43,488
Colombia 4.6%
Almacenes Exito SA	3,300	14,239
Bancolombia SA (ADR)	1,579	47,497
Grupo Aval Acciones y Valores (ADR)	6,763	45,650
Grupo de Inversiones Suramericana SA	2,400	27,567
(Cost $256,467)		134,953
Indonesia 1.0%
PT Hanjaya Mandala Sampoerna Tbk (Cost $18,596)	3,500	28,806
Jordan 3.3%
Hikma Pharmaceuticals PLC (Cost $119,387)	3,678	96,180
Mexico 1.3%
Cemex SAB de CV (ADR) (Cost $53,548)	6,929	38,387
Niger 0.5%
Savannah Petroleum PLC* (Cost $33,981)	46,758	15,375
Peru 4.6%
Credicorp Ltd.	872	102,233
InRetail Peru Corp. 144A*	2,261	30,524
(Cost $152,112)		132,757
Philippines 30.0%
ABS-CBN Holdings Corp. (PDR)	52,550	59,659
Ayala Land, Inc.	193,700	133,725
BDO Unibank, Inc.	56,030	116,712
Globe Telecom, Inc.	710	26,426
GT Capital Holdings, Inc.	3,510	96,570
International Container Terminal Services, Inc.	61,040	79,589
Jollibee Foods Corp.	6,340	29,217
Megaworld Corp.	1,039,000	78,913
Philippine Long Distance Telephone Co.	895	34,402
Robinsons Retail Holdings, Inc.	63,280	81,737
SM Investments Corp.	830	14,330
Universal Robina Corp.	29,870	124,493
(Cost $986,770)		875,773
South Africa 2.1%
Aspen Pharmacare Holdings Ltd.* (Cost $89,426)	3,519	62,213
Thailand 5.3%
BTS Group Holdings PCL (NVDR)	139,000	32,392
Minor International PCL (NVDR)	52,900	53,579
Siam Cement PCL (NVDR)	5,500	68,248
(Cost $158,852)		154,219
United Arab Emirates 4.7%
Emaar Properties PJSC	31,760	50,656
NMC Health PLC	6,996	86,176
(Cost $130,871)		136,832
United States 1.7%
Yum! Brands, Inc. (Cost $54,378)	673	48,772
Total Common Stocks (Cost $2,426,719)		2,134,421

Participatory Notes 3.3%
Saudi Arabia
Samba Financial Group (issuer Merrill Lynch International), Expiration Date 3/2/2017	8,672	50,361
Saudi Basic Industries Corp. (issuer Merrill Lynch International), Expiration Date 3/2/2017	2,381	46,173
Total Participatory Notes (Cost $125,602)		96,534

Exchange-Traded Funds 5.7%
Pakistan 1.8%
Global X MSCI Pakistan ETF (Cost $53,691)	4,304	53,800
Vietnam 3.9%
Market Vectors Vietnam ETF (Cost $147,862)	8,040	112,238
Total Exchange-Traded Funds (Cost $201,553)		166,038

Cash Equivalents 18.1%
Central Cash Management Fund, 0.33% (a) (Cost $526,188)	526,188	526,188

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,280,062)†	100.3	2,923,181
Other Assets and Liabilities, Net	(0.3)	(7,598)
Net Assets	100.0	2,915,583

* Non-income producing security.

† The cost for federal income tax purposes was $3,282,164. At February 29, 2016, net unrealized depreciation for all securities based on tax cost was $358,983. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $160,820 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $519,803.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

NVDR: Non-Voting Depository Receipt

PDR: Philippine Depositary Receipt

PJSC: Public Joint Stock Company

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Argentina	$ 331,938	$ —	$ —	$ 331,938
Cambodia	—	34,728	—	34,728
China	43,488	—	—	43,488
Colombia	134,953	—	—	134,953
Indonesia	—	28,806	—	28,806
Jordan	—	96,180	—	96,180
Mexico	38,387	—	—	38,387
Niger	—	—	15,375	15,375
Peru	132,757	—	—	132,757
Philippines	—	875,773	—	875,773
South Africa	—	62,213	—	62,213
Thailand	—	154,219	—	154,219
United Arab Emirates	—	136,832	—	136,832
United States	48,772	—	—	48,772
Participatory Notes (b)	—	96,534	—	96,534
Exchange-Traded Funds (b)	166,038	—	—	166,038
Short-Term Investments (b)	526,188	—	—	526,188
Total	$ 1,422,521	$ 1,485,285	$ 15,375	$ 2,923,181

During the period ended February 29, 2016, the amount of transfers between Level 2 and Level 3 was $24,036. The investment was transferred from Level 2 to Level 3 because the security was halted on the exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 29, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,753,874)	$ 2,396,993
Investment in Central Cash Management Fund (cost $526,188)	526,188
Total investments in securities, at value (cost $3,280,062)	2,923,181
Foreign currency, at value (cost $14,205)	13,561
Receivable for Fund shares sold	800
Dividends receivable	1,837
Interest receivable	128
Due From Advisor	15,426
Other assets	30,114
Total assets	2,985,047
Liabilities
Payable for investments purchased	14,638
Deferred foreign taxes payable	14,912
Accrued Directors' fees	563
Accrued professional fees	22,483
Other accrued expenses and payables	16,868
Total liabilities	69,464
Net assets, at value	$ 2,915,583
Net Assets Consist of
Net investment loss	(20,546)
Net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes of $14,912)	(371,793)
Foreign currency	(625)
Accumulated net realized gain (loss)	(456,524)
Paid-in capital	3,765,071
Net assets, at value	$ 2,915,583

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2016 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($334,057 ÷ 46,961 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.11
Maximum offering price per share (100 ÷ 94.25 of $7.11)	$ 7.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,890 ÷ 4,812 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 7.04
Class S Net Asset Value, offering and redemption price(a) per share ($757,671 ÷ 106,152 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.14
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,789,965 ÷ 250,523 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.14

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended February 29, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,101)	$ 12,103
Income distributions — Central Cash Management Fund	442
Total income	12,545
Expenses: Management fee	20,002
Administration fee	1,429
Services to shareholders	968
Distribution and service fees	310
Custodian fee	9,756
Professional fees	41,608
Reports to shareholders	15,300
Registration fees	20,266
Directors' fees and expenses	1,092
Other	4,457
Total expenses before expense reductions	115,188
Expense reductions	(85,818)
Total expenses after expense reductions	29,370
Net investment income (loss)	(16,825)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(113,755)
Foreign currency	(2,806)
(116,561)
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes of $11,100)	(75,540)
Foreign currency	587
(74,953)
Net gain (loss)	(191,514)
Net increase (decrease) in net assets resulting from operations	$ (208,339)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2016 (Unaudited)	Period Ended August 31, 2015*

Operations: Net investment income (loss)	$ (16,825)	$ (368)
Net realized gain (loss)	(116,561)	(343,316)
Change in net unrealized appreciation (depreciation)	(74,953)	(297,465)
Net increase (decrease) in net assets resulting from operations	(208,339)	(641,149)
Fund share transactions: Proceeds from shares sold	1,066,399	722,617
Payments for shares redeemed	(71,002)	(522,143)
Net increase (decrease) in net assets from Fund share transactions	995,397	200,474
Increase (decrease) in net assets	787,058	(440,675)
Net assets at beginning of period	2,128,525	2,569,200**
Net assets at end of period (including net investment loss of $20,546 and $3,721, respectively)	$ 2,915,583	$ 2,128,525

* For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

** Initial capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.68	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	.01
Net realized and unrealized gain (loss)	(.52)	(2.33)
Total from investment operations	(.57)	(2.32)
Net asset value, end of period	$ 7.11	$ 7.68
Total Return (%)[c,d]	(7.42)**	(23.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	334	98
Ratio of expenses before expense reductions (%)	8.27*	6.20*
Ratio of expenses after expense reductions (%)	2.25*	2.25*
Ratio of net investment income (loss) (%)	(1.43)*	.14*
Portfolio turnover rate (%)	14**	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.63	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.08)
Net realized and unrealized gain (loss)	(.51)	(2.29)
Total from investment operations	(.59)	(2.37)
Net asset value, end of period	$ 7.04	$ 7.63
Total Return (%)[c,d]	(7.73)**	(23.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	34	34
Ratio of expenses before expense reductions (%)	9.44*	7.01*
Ratio of expenses after expense reductions (%)	3.00*	3.00*
Ratio of net investment income (loss) (%)	(2.12)*	(.99)*
Portfolio turnover rate (%)	14**	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.69	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.01)
Net realized and unrealized gain (loss)	(.51)	(2.30)
Total from investment operations	(.55)	(2.31)
Net asset value, end of period	$ 7.14	$ 7.69
Total Return (%)[c]	(7.15)**	(23.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	758	68
Ratio of expenses before expense reductions (%)	8.06*	6.12*
Ratio of expenses after expense reductions (%)	2.07*	2.10*
Ratio of net investment income (loss) (%)	(1.18)*	(.09)*
Portfolio turnover rate (%)	14**	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 7.70	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.00)***
Net realized and unrealized gain (loss)	(.52)	(2.30)
Total from investment operations	(.56)	(2.30)
Net asset value, end of period	$ 7.14	$ 7.70
Total Return (%)[c]	(7.27)**	(23.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses before expense reductions (%)	8.00*	5.76*
Ratio of expenses after expense reductions (%)	2.00*	2.00*
Ratio of net investment income (loss) (%)	(1.12)*	(.01)*
Portfolio turnover rate (%)	14**	37**

[a] For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Emerging Markets Frontier Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), ETFs, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2015, the Fund had approximately $338,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely. In addition, the Fund elects to defer approximately $4,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended February 29, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $1,125,361 and $320,630, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective October 1, 2015, Deutsche Asset Management (Hong Kong) Limited (DeAM HK), an affiliate of DIMA, was appointed to serve as a subadvisor to the Fund. Effective as of such date, DeAM HK and the Fund's current subadvisor, Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA and DeAM HK, serve as subadvisors with respect to the investment and reinvestment of assets of the Fund, and are paid by the Advisor for their services. DeAM HK and DAAM Global coordinate and cooperate with one another with respect to the management of the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays an annual management fee (exclusive of any applicable waivers/reimbursements) of 1.40% based on the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from September 1, 2015 to November 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	2.25%
Class C	3.00%
Class S	2.10%
Institutional Class	2.00%

For the six months ended February 29, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 8,916
Class C	1,088
Class S	20,429
Institutional Class	55,385
$ 85,818

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2016, the Administration Fee was $1,429, of which $226 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2016
Class A	$ 102	$ 57
Class C	68	35
Class S	152	102
Institutional Class	85	64
	$ 407	$ 258

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2016
Class C	$ 127	$ 19

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2016	Annualized Rate
Class A	$ 143	$ 143.10%
Class C	40	40.24%
	$ 183	$ 183

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2016, aggregated $3.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended February 29, 2016, there was no CDSC for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,286, of which $4,230 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Investing in Frontier Markets

Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity — economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2016.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 29, 2016, DIMA held approximately 63% of the outstanding shares of the Fund. There were two non-affiliated shareholder accounts owning 10% or more of the total outstanding shares of the Fund, each owning 24% and 11%, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2016		Period Ended August 31, 2015*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	36,240	$ 274,338	28,940	$ 257,706
Class C	389	2,874	1,923	16,875
Class S	104,572	789,187	6,692	62,001
Institutional Class	—	—	43,505	386,035
		$ 1,066,399		$ 722,617
Shares redeemed
Class A	(2,001)	$ (14,702)	(18,718)	$ (153,742)
Class S	(7,286)	(56,300)	(326)	(2,940)
Institutional Class	—	—	(42,402)	(365,461)
		$ (71,002)		$ (522,143)
Net increase (decrease)
Class A	34,239	$ 259,636	10,222	$ 103,964
Class C	389	2,874	1,923	16,875
Class S	97,286	732,887	6,366	59,061
Institutional Class	—	—	1,103	20,574
		$ 995,397		$ 200,474
Initial capital
Class A	—	$ —	2,500	$ 25,000
Class C	—	—	2,500	25,000
Class S	—	—	2,500	25,000
Institutional Class	—	—	249,420	2,494,200
		$ —		$ 2,569,200

* For the period from September 23, 2014 (commencement of operations) to August 31, 2015.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2015 to February 29, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 925.80	$ 922.70	$ 928.50	$ 927.30
Expenses Paid per $1,000*	$ 10.77	$ 14.34	$ 9.93	$ 9.58
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 1,013.67	$ 1,009.95	$ 1,014.57	$ 1,014.92
Expenses Paid per $1,000*	$ 11.26	$ 14.99	$ 10.37	$ 10.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Emerging Markets Frontier Fund	2.25%	3.00%	2.07%	2.00%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

In September 2015, the Board of Directors approved the renewal of Deutsche Emerging Markets Frontier Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and approved an amended and restated sub-advisory agreement ("DAAM Global Sub-Advisory Agreement") between DIMA and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA, and a new sub-advisory agreement ("DeAM HK Sub-Advisory Agreement" and together with the Agreement and the DAAM Global Sub-Advisory Agreement, the "Agreements") between DIMA and Deutsche Asset Management (Hong Kong) Limited ("DeAM HK"), an affiliate of DIMA.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s fees and expenses and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— With respect to the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement, the Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to hire and replace unaffiliated and affiliated sub-advisors and to materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors, each without obtaining shareholder approval.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, DAAM Global and DeAM HK are part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, DAAM Global’s and DeAM HK’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided or to be provided under the Agreements. The Board noted that, under the Agreements, DIMA, DAAM Global and DeAM HK provide or will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board noted that the current portfolio management team would remain the same under the Agreements. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global and DeAM HK. Because the Fund commenced operations in September 2014, only limited Fund performance information was available to the Board as part of its 2015 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to DAAM Global and to be paid to DeAM HK, respectively, the Board noted that such fee is paid or will be paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement and the approval of the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. With respect to the Agreement, the Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement or to approve the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DEFAX	DEFCX	DEFSX	DEFWX
CUSIP Number	25156G 632	25156G 624	25156G 590	25156G 616
Fund Number	1006	1306	2006	1406

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Emerging Markets Frontier Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 29, 2016